UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Earliest Event Reported:  December 15, 1999

                        HISPANIC TELEVISION NETWORK, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  000-23105             75-2504551
(State or other jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)
   Identification No.)

                         6125 Airport Freeway, Suite 200
                            Haltom City, Texas 76117
                            ------------------------
          (Address of principal executive offices, including zip code)

                                 (817) 222-1234
                                 --------------
              (Registrant's telephone number, including area code)

                       AMERICAN INDEPENDENT NETWORK, INC.
                       ----------------------------------
                           (Former name of registrant)

Item  1.          Changes  in  Control  of  Registrant

     Our annual meeting of shareholders took place on November 19, 1999. Our shareholders approved our merger with Hispano Television Ventures, Inc. We were the surviving corporate entity in the merger. On December 15, 1999, our merger with Hispano Television Ventures, Inc. was completed with the filing of our Certificates of Merger with the States of Delaware and Texas. We are a Delaware corporation. Hispano Television Ventures, Inc. was a Texas corporation. At the same time, we changed our name to Hispanic Television Network, Inc. (formerly, American Independent Network, Inc.).

     At December 29, 1999, we had the actual amount of 19,391,596 shares of common stock outstanding. Hispano Television Ventures, Inc. held 11,000,000 shares of our common stock that is now our property. These shares will be cancelled, or held as non-voting treasury stock until these shares are cancelled or re-distributed for business purposes. As a result of the merger, 70,000,000 new issue shares of our common stock will be distributed to the former shareholders of Hispano Television Ventures, Inc., resulting in a change of control of our company. Hispano Television Ventures, Inc. had approximately 30 beneficial shareholders. These transactions resulted in us effectively having 78,391,596 shares of common stock outstanding at December 29, 1999.

     Our  new  control  persons  are:

                                            Percent of Common Stock Owned
     Name  and  Address  (1)              Or Controlled At December 29, 1999
----------------------------------------  ----------------------------------

     James  A.  Ryffel (2) (3)                         29.9%
     3113 S. University Drive, 6th Floor
     Forth  Worth,  Texas  76109

     P.  Alan  Luckett (3) (4)                         17.5%
     6125 Airport Freeway, Suite 200
     Haltom  City,  Texas  76117
_____________________________________

(1) There is no arrangement or understanding between these persons with respect to any matter of corporate control or governance, and they do not constitute a group.

(2) The ownership shown for Mr. Ryffel includes all of the 12,728,712 shares owned by Woodcrest Capital LLC, which is controlled by Mr. Ryffel.

(3) At our annual shareholder meeting, Messrs. Ryffel and Luckett were elected Directors. Mr. Ryffel is our Chairman of the Board. Mr. Luckett is our CEO and President.

(4) P. Alan Luckett is married to Victoria O. Luckett. Ms. Luckett is our Secretary.

Security  Ownership  Of  Management  And  Certain  Beneficial  Owners

     The following table sets forth certain information as of December 29, 1999, with respect to the beneficial ownership of shares of common stock by (i) each person who is known to us to beneficially own more than 5% of the outstanding shares of common stock, (ii) each of our Directors, (iii) each of our Executive Officers and Directors and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown. This chart sets forth beneficial ownership based upon us effectively having 78,391,596 shares of common stock outstanding at December 29, 1999.

                                      Number of Shares of Common    Percent
Name and Address                       Stock Beneficially Owned    of Class
------------------------------------  ---------------------------  ---------
James A. Ryffel                                   23,403,712  (1)      29.9%
3113 S. University Drive, 6th Floor
Forth Worth, Texas 76109


P. Alan Luckett                                   13,646,715  (2)      17.5%
6125 Airport Freeway, Suite 200
Haltom City, Texas 76117

Victoria O. Luckett                               13,646,715  (2)      17.5%
6125 Airport Freeway, Suite 200
Haltom City, Texas 76117

Douglas K. Miller                                  4,232,178  (3)       5.4%
3113 S. University Drive, 6th Floor
Forth Worth, Texas 76109

Bob J. Bryant                                          5,464,750        7.0%
6125 Airport Freeway, Suite 200
Haltom City, Texas 76117

Woodcrest Capital, L.L.C.                         12,728,712  (4)      16.3%
3113 S. University Drive, 6th Floor
Forth Worth, Texas 76109

Donald B. Sallee                                       5,004,823        6.5%
c/o Inverse Capital Management, Inc.
1360 Peachtree Street N.E. #100
Atlanta, Georgia 30309


All Officers and Directors
as a Group--Five Persons                          43,565,177  (5)      55.6%

_______________________
(1) The ownership shown for Mr. Ryffel includes all of the 12,728,712 shares owned by Woodcrest Capital LLC, which is controlled by Mr. Ryffel.

(2) P. Alan Luckett is married to Victoria O. Luckett. The same ownership is shown for both of them.

(3)  The ownership for Mr. Miller includes  3,182,178  shares he owns indirectly
     through   Woodcrest  Capital  LLC.  These  shares  represent  Mr.  Miller's ownership interest in Woodcrest Capital LLC.

(4) Woodcrest Capital LLC is owned by Messrs. Ryffel and Miller. Mr. Ryffel owns 75% of Woodcrest Capital LLC and Mr. Miller owns 25% of Woodcrest Capital LLC.

(5) This ownership includes: (i) 13,646,715 shares owned by Mr. And Ms. Luckett, (ii) 12,728,712 shares owned by Woodcrest Capital LLC, (iii) 10,675,000 shares owned by Mr. Ryffel, (iv) 5,464,750 shares owned by Mr. Bryant, and (v) 1,050,000 shares owned by Mr. Miller.

Item  2.          Acquisition  or  Disposition  of  Assets

     Our annual meeting of shareholders took place on November 19, 1999, where our shareholders approved our merger with Hispano Television Ventures, Inc. We were the surviving corporate entity in the merger. On December 15, 1999, our merger with Hispano Television Ventures, Inc. was completed with the filing of our Certificates of Merger with the States of Delaware and Texas. We are a Delaware corporation. Hispano Television Ventures, Inc. was a Texas corporation. At the same time, we changed our name to Hispanic Television Network, Inc.
(formerly,  American  Independent  Network,  Inc.).

     At December 29, 1999, we had the actual amount of 19,391,596 shares of common stock outstanding. Hispano Television Ventures, Inc. held 11,000,000 shares of our common stock that is now our property. These shares will be cancelled, or held as non-voting treasury stock until these shares are cancelled or re-distributed for business purposes. As a result of the merger, 70,000,000 new issue shares of our common stock will be distributed to the former shareholders of Hispano Television Ventures, Inc., resulting in a change of control of our company. Hispano Television Ventures, Inc. had approximately 27 beneficial shareholders. These transactions resulted in us effectively having 78,391,596 shares of common stock outstanding at December 29, 1999.

     The terms and conditions of the merger, including the amount of our shares exchanged for the shares of Hispano Television Ventures, Inc., were determined by us and the shareholders of Hispano Television Ventures, Inc. through arms length negotiations. However, no appraisal was conducted.

     We operate a television network. Hispano Television Ventures, Inc. operated television stations and a television network. We believe that the merger will increase the scope of our media activities. The merger resulted in the extinguishment of $332,500 of our debt. Hispano Television Ventures,
Inc.'s  management  team  is  now  our  management  team.

     All of the assets of Hispano Television Ventures, Inc. became our assets as a result of the merger. These assets consist of the following media assets:

     (1)  100% ownership of a television station in Phoenix, Arizona.

     (2)  89% ownership of a television station in Oklahoma City, OK.

     (3)  Broadcast and production facilities.

     (4)  A video library.

     (5) A television network that operates under the trade name CIN (Cadena Independiente Nacional).

     CIN is presently in operation as a full time Hispanic television network. CIN also has full production capabilities that include: (i) broadcast and production studios, and (ii) editing suites that enable CIN to do production for ourselves and for others. CIN has aired over 2,900 television programs in major U.S. markets. CIN has participated in live Internet musical concert productions. CIN recently began the first television station for Hispanics in the state of Oklahoma.

     CIN is positioned to take advantage of the three major weaknesses in the Hispanic television market: (i) the lack of programming directed to the acculturated, affluent and educated second and third generation Hispanic viewer,
(ii) the lack of competitive advertising rates available to advertisers in the Hispanic market, and (iii) the lack of competition within the Hispanic television industry.

Certain  Relationships  And  Related  Transactions

     P. Alan Luckett was a control person of Hispano Television Ventures, Inc. Mr. Luckett is now our Director, CEO and President. As a result of a matter decided in binding arbitration, we had been a judgment debtor in a judgment styled as Showplace Video v. American Independent Network, Inc., No. 98-2154-E, County Court At Law No. 5, Dallas County, Texas. In 1998, P. Alan Luckett purchased this judgment and released the judgment in exchange: (i) for 500,000 shares of our common stock, (ii) for access to our satellite uplink equipment,
(iii) for certain of our bandwidth on the satellite transponder that we lease, and (iv) the right of first refusal on our satellite transponder rights and satellite equipment leases had we ceased operations.

     In August, 1999, we entered into an Asset Transfer Agreement (the "Asset Transfer Agreement") with Hispano Television Ventures, Inc. whereby Hispano
Television Ventures, Inc. agreed to pay certain of our obligations. We had agreed to repay this amount to Hispano Television Ventures, Inc. on or before August 20, 1999. We also had agreed to give Hispano Television Ventures, Inc. eight months of free use of our satellite uplink equipment and our satellite transponder. We lease our satellite uplink equipment and our satellite transponder from third parties.

     The Asset Transfer Agreement had provided that had we not met the terms of the Asset Transfer Agreement, we would have been obligated to transfer and assign to Hispano Television Ventures, Inc.: (i) our leases to the satellite uplink equipment and the satellite transponder and, (ii) our Federal
Communications Commission Radio Station Authorization (the "Earth Station License"), that was granted to us in 1997. The Earth Station License authorizes us to build and operate a domestic fixed transmit/receive C-band earth station satellite uplink system on our premises. Satellite uplink systems are used to beam signals from the earth to satellites that orbit the earth. The Earth Station License expires in July, 2007. We have not yet built the earth station satellite uplink system.

     The Asset Transfer Agreement provided that had the asset transfer had been effectuated, Hispano Television Ventures, Inc. would have allowed us to use the transferred assets for a satellite uplink and satellite transponder usage fee of $22,500 per month, with one month of free usage.

     On September 2, 1999, we entered into a transaction (the "HTV Transaction") whereby we issued and sold 11,000,000 shares of our common stock to Hispano Television Ventures, Inc. for $500,000 in cash. We believe that Hispano Television Ventures, Inc. issued convertible debt to pay for the shares. At that time and as a result of the HTV Transaction, Hispano Television Ventures, Inc. owned approximately 57.9% of our then outstanding shares of common stock.

     The leases to the satellite uplink equipment, the satellite transponder and the Earth Station License were our material and major assets. We did not repay Hispano Television Ventures, Inc. However, the asset transfer was not effectuated and in any case, these assets became our assets as a result of the subsequent merger. As part of the HTV Transaction, Hispano Television Ventures, Inc. assisted in our operations.

     In June, 1999, Mr. Luckett loaned us a total of $250,000 on 9 month balloon terms at 10% interest and maturing in March 2000. In November, 1998, Mr. Bob J. Bryant loaned us a total of $150,000 on 90 day terms at 10% interest. Mr. Bryant was a principal of Hispano Television Ventures, Inc. As a result of the merger, the remaining balance due on these debts was extinguished. Mr. Bryant is now our Director.

     As a result of our merger with Hispano Television Ventures, Inc., all of the assets of Hispano Television Ventures, Inc. became our assets. The merger agreement provided that the $82,500 debt owed by us to Hispano Television Ventures, Inc. was extinguished, and Messrs.
Luckett and Bryant released us from the $250,000 remaining balance of our debt that they had held.

Item  5.     Other  events

A.   Our new stock symbol on the OTCBB is "HTVN" (the former symbol was AINW).

B. Our annual meeting of shareholders took place on November 19, 1999, where our shareholders:

     (1) Elected our new board of four Directors consisting of: James A. Ryffel, P. Alan Luckett, Douglas K. Miller and Bob J. Bryant.

     (2)  Approved  the  amendment  to  our  Certificate  of   Incorporation  to
          authorize a total of 200,000,000 shares of common stock and a total of 20,000,000 shares of preferred stock.

     (3) Approved our merger with Hispano Television Ventures, Inc. (we were the surviving corporate entity in the merger).

     (4) Approved the amendment to our Certificate of Incorporation to change our name to Hispanic Television Network, Inc.

     (5)  Ratified  the  Board's   selection  of  Jack  F.  Burke,  Jr.  as  our
          independent auditor.

     (6) Approved the amendment to our Bylaws to permit our Board of Directors to change the Bylaws.

C.   Our new Board of Directors appointed:

     (1)  James A. Ryffel as our Chairman of the Board.

     (2)  Alan P. Luckett as our CEO and President.

     (3)  Douglas K. Miller as our CFO.

     (4)  Victoria O. Luckett as our Secretary.

     James A. Ryffel, age 40, has been the president of Woodcrest Enterprises, Inc., a real estate firm for the past 18 years. Mr. Ryffel was a founding investor and former director of Flashnet Communications, Inc. and a founding investor in Data Tailor Corporation. Mr. Ryffel is a director of Worth National Bank in Lake Worth, Texas. Mr. Ryffel hold a B.B.A. Degree, 1981, and an M.B.A Degree, 1984, from Texas Christian University.

     P. Alan Luckett, age 43, was the control person and President of Hispano Television Ventures, Inc., which was the subject of our merger. From 1988 to 1993, Mr. Luckett was a hospital CFO and a consultant in the health care industry. From 1989 to 1993, Mr. Luckett was the founder and CFO of Phymed, the first non-doctor-owned and non-hospital-owned medical diagnostic imaging center in Dallas. From 1993 to 1998, Mr. Luckett was a financial partner in several media ventures related to the Hispanic market. From 1998 to the present, Mr. Luckett was a principal of Hispano Television Ventures, Inc. Mr. Luckett holds a B.B.A. Degree, 1979, from the University of Texas, Austin. Mr. Luckett is married to Victoria O. Luckett who is our Secretary.

     Douglas K. Miller, age 39, was a director and officer of Hispano Television Ventures, Inc. From 1992 to 1999, Mr. Miller was a loan officer and an asset manager with G. E. Capital. From 1999 to the present, Mr. Miller has been a member of Woodcrest Capital, L.L.C. a real estate firm. From 1984 to 1992, Mr. Miller was a controller for various real estate firms. Mr. Miller holds a B.B.A. Degree, 1982, from Baylor University.

     Bob J. Bryant, age 60, has been the founder and President of Bryant Financial Services since 1983. Prior to 1993, Mr. Bryant was the founding President of Texas Commence Medical Bank in Houston, and Texas Commerce Bank in Ft. Worth. Mr. Bryant holds a B.B.A. Degree, 1963, from Texas Tech University. For more than 17 years, Mr. Bryant has been a trustee of Texas Wesleyan University.

     Victoria O. Luckett, age 43, has been an officer and control person of Hispano Television Ventures, Inc., where Ms. Luckett provides managerial control over media and entertainer relationships. She holds a B.S. Degree, 1980, from Southwest Texas State University. Ms. Luckett is married to P. Alan Luckett, who is our Director, CEO and President.

Item  7.     Financial  Statements  and  Exhibits

(a) and (b) Financial Statements of the Business Acquired and Pro Forma Financial Information

     The financial statements required by this item are not included in this report, but will be filed by amendment no later than February 28, 2000.

(c)            Exhibits

2.0      The  Merger  Agreement  (Included  in  Exhibit  10.1)
3.1      The  Amendments  to Articles of Incorporation (Included in Exhibit 10.3
3.2      The  Amendment  to  the  Bylaws
10.1     The  Merger  Agreement
10.2     The  Certificate  of  Merger  -  Texas
10.3 The Certificate of Merger - Delaware (includes amendments to our Certificate of Incorporation)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



December  30,  1999

                           /s/     Douglas  K.  Miller
                           ----------------------------------------
                           Douglas  K.  Miller
                           Director  and  Chief  Financial  Officer